SWIMLINE CORP., with offices at 191 Rodeo Drive, Edgewood, New York 11717 as Landlord
and

AMERICAN TISSUE CORPORATION with offices at 135 Engineers Road, Hauppauge, New York 11788 as Tenant

WITNESSETH: The Landlord hereby leases to the Tenant the following premises: building known as and by 56 Vanderbilt Motor Parkway, Commack, New York comprised of approximately 55,000 square feet situated on a plot of approximately three (3) acres including all the parking spaces contained therein for the term of five (5) years

to commence from the 15th day of August 1996 and to end on the

14th day of August 2001 to be used and occupied only for the manufacturing, warehousing and distribution of all paper products including tissue products made from paper including facial tissue toilet paper and paper towels as well as office work machine [ILLEGIBLE] in connection therewith

     Upon the conditions and covenants following: 1st. That the Tenant shall pay the annual rent of $220,000.00 for the first year payable in monthly installments of $18,333.33; $226,600.00 for the second year payable in monthly installments of, $18,883.33; $233,200.00 for the third year payable in monthly installments of $19,433.33; $239,800.00 for the fourth year payable in monthly installments of $19,983.33 and $246,400.00 for the fifth year payable in month installments of $20,533.33 said rent to be paid in equal monthly payments in advance on the 15th day of each and every month during the term of the lease.

2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs except structural repairs or roof leaks not caused by the misuse of the tenant or its agents, servants, employees or visitors and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term.

5th. Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

     Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty.

hire or purchase the same; and the Tenant further agrees that on and after the the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8th. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for any deficiency.

9th. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord. Bills, for the premiums therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall he deemed to be, and be paid as, additional rental. Damage and injury to the said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant's agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10th. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11th. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord or the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12th. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13th. That if default he made in any of the covenants herein contained, then it shall be lawful for the said Landlord to reenter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the service of any notice in writing of intention to re-enter.

14th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15th. The Tenant has this day deposited with the Landlord the sum of $36,666.66 as security for the full and faithful performance by the Tenant of all the terms, covenants and condition of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

16th. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17th. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant a petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19th. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20th. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any

28th. Upon the execution of this lease together with the deposit of security and the production of the insurance herein required, the Tenant shall have the right of the use and occupancy of the premises, rent free, but subject to all of the other terms and conditions of the least until September 14, 1996. Contemporaneously with the signing of this lease, the Tenant has paid to the Landlord, the sum of $18,333.33 for the first month's rent, to wit: from September 15, 1996 to October 14, 1996.

29th. Tenant shall pay, as additional rent, any and all increases in the real estate taxes assessed against the demised premises in excess of the current 1995/96 taxes in the sum of $76,344.32. The amounts of any assessments levied against the demised premises during the term hereof shall be deemed additional rent and shall be payable by the Tenant in same manner as rent provided, however, if any such assessment is payable in installments, the Tenant shall be required to pay tenant's share as such installments fall due within the term hereof. Tenant shall pay such additional rent within thirty (30) days after receipt by Tenant of a bill from Landlord for such additional rent accompanied by copies of the tax bills or assessment. If the method of taxation now in force in the County of Suffolk shall be changed so that taxes are no longer levied, in whole or in part against the demised premises, but are transferred in effect to income of the Landlord or to some other means assessable against the Landlord, then the Tenant agrees to pay such substitute taxes as additional rent in the same manner and the same proportions as real estate taxes above mentioned. In the event the Landlord is successful in obtaining a real estate tax reduction, via certiorari proceeding, or otherwise, that portion of the reduction attributable to taxes actually paid, either included in rent at $1.39 per square foot or by the increase as set forth herein, by Tenant shall either be credited or refunded to Tenant less the percentage of legal fees that bears to the reduction on behalf of Tenant. Commencing with the real estate taxes for 1997/98 and throughout the term of the lease, the Landlord shall seek a reduction in the then current real estate taxes, including without limitation, the commencement and prosecution of a tax certiorari proceeding or upon its failure to do so, the Tenant may either in its own name or on behalf of the Landlord, seek a reduction in the then current real estate taxes, including without limitation, the commencement of a tax certiorari proceeding and to be responsible to pay that percentage of the legal fees attributable to the reduction that pertains to the Tenant. It is distinctly understood and agreed that in no event shall the Tenant seek a reduction in the then current real estate taxes in the event the Landlord has elected to do so. Landlord will use tax certiorari attorney who does not charge in excess of 17 1/2% as a fee after the 1996/97 filing. Landlord will settle tax certiorari only on a reasonable basis.

30th. The premises shall be delivered with the plumbing, heating and electrical systems and air conditioning in the office area in working condition and the roof free of any leaks. The premises shall be delivered vacant and broom clean at the commencement date of the lease. Other than the foregoing representation by the Landlord, it is understood and agreed that the Tenant has inspected the premises and takes same in its present "AS IS" condition.

31st. The Tenant shall have the right, at its sole cost and expense, to erect and maintain a sign on the facade of the

[ILLEGIBLE] The Tenant agrees remove any sign that it erects on the facade of the building and to repair any damage to the facade that may have been caused by the erection of said sign.

32nd. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability insurance with respect to the leased premises, including the sidewalk in front of or adjacent to the leased premises, and the business operated by Tenant with minimum limits of at least $2,000,000 for bodily injury and $500,000 for property damage. The policy shall name Landlord as a named insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord ten (10) days prior written notice. The insurance shall be placed with any insurance company licensed to transact such business in the State of New York and a copy of the policy or a certificate of insurance shall building provided same conforms to all rules and regulations of all government agencies having jurisdiction thereof. The Tenant be delivered to the Landlord. Upon the failure of tenant to obtain the insurance policy described hereinabove, Landlord is hereby authorized to obtain a policy of insurance in the limits set forth hereinabove on behalf of tenant and the premium for such policy shall be due and payable with the installment of rent next due.

33rd. Tenant shall pay, as additional rent, the cost, at competitive rates, of the fire insurance policy maintained by the Landlord for the demised premises. Upon presentment by the Landlord to the tenant of the bill for said fire policy, the Tenant shall pay to the landlord, as additional rent, an amount equal to the unexpired term of said policy on a monthly basis. Thereafter, insurance shall be paid by Tenant in installments on a monthly basis.

34th. In any case where Landlord brings any action or summary proceedings for any default of the Tenant hereunder and is successful to any extent, whether for the non-payment of rent or additional rent or any other default, Landlord shall be entitled to reasonable attorney's fees as additional rent, if successful by suit or settlement.

35th. The Tenant expressly represents that no broker except All Industrial Real Estate Corp. and Schacker Realty brought about the within lease and agrees to indemnify and hold Landlord harmless from the claim of any other broker based upon acts of the Tenant. The Landlord shall pay the commission to All Industrial Real Estate Corp. and Schacker Realty per separate agreement.

36th. Tenant will keep the sidewalks, if any, and the area immediately adjacent to the demised premises free from rubbish, snow and ice.

37th. Notwithstanding any other provisions contained in this lease and in addition to any and all rights and remedies of the Landlord, Tenant shall pay as additional rent a late charge equivalent to 5% of any rent or other payment that is not paid within five (5) days of its due date.

39th. Tenant shall pay for all electricity, gas, water, for heating and lighting and any other utilities which Tenant may require in the demised premises. The Landlord has this date given to Tenant a statement from Lewisy Fuel Oil Co. Inc. that as of this date there are 2,102 gallons of fuel in the tank, at a total value of $1,832.85, including taxes, which sum the Tenant shall pay to the Landlord within thirty (30) days of date.

[ILLEGIBLE]
demised premises, including the parking lot and entrances thereto, in a clean and orderly condition, and shall be responsible for and to pay for the repair and cleaning of any septic tank or cesspool serving the demised premises. The Tenant shall maintain and keep the lawn and vegetation in front of the building in reasonably good condition by having same watered, fertilized and mowed on a regular basis.

41st. Tenant shall not make or cause to be made any alterations, additions or improvements without first obtaining the Landlord's written approval and consent, which consent will not be unreasonably withheld. Tenant shall present to the Landlord plans and specifications for any such work at the time approval is sought. Any work done on the subject premises shall be performed by contractors duly licensed by the local governing authorities and shall maintain liability and worker's compensation insurance. If any mechanic's lien shall be filed against the demised premises on account of work done or materials furnished to Tenant, the latter shall, within fifteen (15) days thereafter and at its own cost and expenses, cause such lien or liens to be discharged by filing the bonds required therefor by law.

42nd. Supplementing paragraph "2" of the lease, the Tenant covenants and agrees, during the term of the lease and the extension thereof, at its sole cost and expense, to retain the services of heating, ventilating, air conditioning, indoor fire sprinkler and lawn sprinkler companies to maintain and repair the equipment on a regular basis.

43rd. Tenant agrees to indemnify Landlord against any and all damages, including but not limited to, court costs, attorneys' fees, clean up and repairs, which might be caused by the disposal or spillage of any hazardous waste on or about the demises premises and improvements and against any and all liability of the Landlord under the Environmental Response Compensation and Liability Act, a federal statute, and any applicable New York Environmental conservation laws arising from acts by parties other than the Landlord. Tenant shall undertake any and all clean up and repairs necessitated by such spillage promptly upon notification by Landlord or any governmental agency having jurisdiction thereof. Failure to comply with any of the provisions of this paragraphs shall be deemed to be a material breach of this lease. It is understood and agreed that the Tenant shall not be responsible for any condition with respect to the premises that arose prior to the commencement date of the lease. Notwithstanding the foregoing, the Tenant shall only be liable under this article to Landlord if such spillage, release or disposal of any such hazardous waste or substance were caused by the Tenant or Tenant's employees, agents, officers, director, invitees or vendors.

44th. So long as Tenant is in possession of the premises and is not in an uncured default of any of the terms and conditions of this lease, it shall have the option to extend the lease for an additional period of five (5) years as follows: from August 15, 2001 to August 14, 2006. This option must be exercised by the tenant by certified mail, return receipt requested, addressed to the Landlord at its within address and posted not later than six (6) months prior to the termination date of the initial term of this lease. Such extension shall be upon all of the terms and conditions of the lease except as to the amount of rent and rent for the first year of the renewal period shall be $253,000.00 payable in monthly payments of $21,083.33; the second year of the renewal period shall be $259,600.00 payable in monthly payments of $21,633.33; the third year of the renewal period shall be $266,200.00 payable in monthly payments of $22,733.33 and the fourth year of the renewal period shall be $272,800.00 payable in monthly payments of $22,733.33 and the fifth year of the renewal period shall be $279,400.00 payable in monthly payments of $23,283.33.

46th. This lease and rider set forth the entire agreement between the parties and supersedes all prior oral or written statements.

47th. Whenever the Landlord's consent is required for the Tenant to do or perform an act, such consent will not be unreasonably withheld or delayed, including an assignment or subletting. In either case, the Tenant shall not relieved of liability under the lease.

48th. With respect to any mortgage that may now be a lien against the premises or in the event the Landlord obtains a mortgage, the Landlord shall use its best efforts to obtain from the mortgagee a nondisturbance clause with respect to the Tenant's rights under this lease.

49th. The terms and conditions of this rider are to be construed to be in addition to or supplementing the terms and conditions contained in the printed portion of the lease. However, if any provision contained in the rider is inconsistent with the printed provision of this lease, the provisions contained in said rider shall prevail and be binding upon the parties.

50th. It is understood and agreed that the terms, conditions and covenants contained in the within lease and rider shall be binding upon the parties hereto and upon the respective successors, heirs, executors, administrators and assigns.

51st. The Landlord has delivered to Tenant this date two certificates of occupancy from the Town of Smithtown as follows: one for 45,000 square feet and the other for 10,055 square feet for a total of 55,055, which measurements are for the outside dimensions of the building. The Tenant shall have the right to have the building measured within fifteen (15) days of date and the report of said measurement is to be forwarded to Landlord's attorney within twenty (20) days of date. If the measurement is less than 55,000 square feet, then the rent shall be reduced by the multiple of the actual square footage multiplied by $4.00 gross per square foot for the first year; $4.12 gross per square foot for the second year; $4.24 gross per square foot for the third year; $4.36 gross per square foot for the fourth year; $4.48 gross per square foot for the fifth year; $4.60 gross per square foot for the sixth year; $4.72 gross per square foot for the seventh year; $4.84 gross per square foot for the eighth year; $4.96 gross per square foot for the ninth year and $5.08 gross per square foot for the tenth year.

In the event the measurement submitted by the Tenant is done by one other than an architect, engineer or surveyor, the Landlord shall have the right to have the building measured by one of the foregoing professionals, which measurement and certification thereto shall prevail, a copy of said certification shall be forwarded to Tenant's attorney.

[ILLEGIBLE] the measurement of the building within the twenty (20) day period, any claim for a reduction in the rent based upon the square footage being less than 55,000 square feet shall have been waived.

In the event the building measures in excess of 55,000 square feet, the Tenant shall not pay for such increased square footage.


                                               SWIMLINE CORP.

                                               /s/ Herman Schwimmer
                                               ---------------------------------
                                               BY: HERMAN SCHWIMMER, President

                                               AMERICAN TISSUE CORPORATION

                                               /s/ Nourallah Elghanayan
                                               ---------------------------------
                                               BY: NOURALLAH ELGHANAYAN,
                                                   President

Landlord.

23rd. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the Tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24th. The Tenant waives all rights to redeem under any law of the State of New York.

25th. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26th. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "services," or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled. to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

27th. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.


                                SEE ANNEXED RIDER


     And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the cover aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

     And it is mutually understood and agreed that the covenants and agreements contained in the within shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     In Witness Whereof, the parties have interchangeably set their hands and seals (or caused these presents signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 15th day of August 1996

     Signed, sealed and delivered                SWIMLINE CORP

in the presence of
                                                 /s/ Herman Schwimmer
                                                 --------------------------L.S.

                                                 BY: HERMAN SCHWIMMER, President
                                                 AMERICAN TISSUE CORPORATION
                                                 --------------------------L.S.

     On the              day of



to me known and known to me to be the individual described in, and who executed, the foregoing instrument, and acknowledged to me that he executed the same.


State of New York

County of

      On the            day of             19     , before me personally came


to me known, who, being by me duly sworn, did depose and say that he resides at No.

that he is the                                 of


the corporation mentioned in, and which executed, the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of said corporation: and that he signed h name thereto by like order.


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                                     LEASE
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Dated, _____________________________________________19



     In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned do hereby covenant and agree, to and with the Landlord and the Landlord's legal representatives, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undersigned may be a party.

     In Witness Whereof, the undersigned ha     set    hand    and seal   this
      day of               ,19

WITNESS